U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report:  November 23, 2005

                             ISA INTERNATIONALE, INC.

(Exact name of registrant as specified in its charter)

       Delaware                 001-16423                 41-1925647
(State of Incorporation)  (Commission File Number)  (IRS Employer ID. No.)

2560 Rice Street, St. Paul, MN 55113             (651) 483-3114
(Mailing address of registrant)         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act
 (17CFR230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14A-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b)
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4c)

Section 4 Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountant

The Company is pleased to announce the engagement of DeJoya Griffith & Company LLC, Certified Public Accountants and Consultants, as their principal certifying accountant. DeJoya Griffith & Company LLC firm is based in Henderson, Nevada. The decision to accept the engagement of and hiring of DeJoya Griffith & Company LLC, was approved by the Board of Directors on November 21, 2005. DeJoya Griffith & Company will be performing the annual audit of ISA Internationale Inc. and subsidiaries financial statements for the fiscal year ending September 30, 2005 and the subsequent interim quarterly periods ended December 31, 2005, March 31, 2006 and June 30, 2006.

Stonefield Josephson, Inc. Certified Public Accountants, the Companies prior principal accounting firm, resigned on October 13, 2005. Their resignation had previously been reported in 8K submission filings dated October 19, 2005 and amended on October 28, 2005.

The Company has filed this report on Form 8K to confirm the changes in principal certifying accountants. The registrant believes that due to the facts stated above they are in compliance with reporting requirements.

In connection with the audit of the fiscal year ended September 30, 2004, and the subsequent interim periods ended December 31, 2004, March 31, 2005 and June 30, 2005 and further through October 13, 2005, there were no disagreements with the Company's principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

Stonefield Josephson, Inc. reports on Registrant's audited fiscal year 2004 financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except as discussed in note 2 to the financial statements in it's Form 10-KSB for the interim period ended September 30, 2004 stating that the Company has no operations, suffered recurring losses and has debt in default. These matters raise substantial doubt about its ability to continue as a going concern.

The Company previously submitted the Stonefield Josephson, Inc. letter addressed to the Securities and Exchange Commission (the "SEC") acknowledging their agreement with the statements contained in the prior paragraph.

During the most recent fiscal year ended September 30, 2004 and the prior calendar year ended December 31, 2003 and the subsequent interim periods through November 23, 2005, the date of this report, there have been no reportable events as defined in Regulation S-B Item 304 (a)(1)(iv)(A).

The Company does have an audit committee currently of only one person that one person is also a current board member and he has approved the engagement of DeJoya Griffith & Company LLC.

Item 9.01 FINANCIAL STATEMENTS and EXHIBITS
(C) Exhibits

16.1 Name and address of new certifying public accountant:
DeJoya Griffith & Company, LLC.
2425 W. Horizon Ridge Parkway
Las Vegas, Nevada 89052
Phone: (702) 563-1600	Fax: (702) 920-8049

16.2 Name and address of former certifying public accountant:
Stonefield Josephson, Inc
1620 26th Street Suite 400 South
Santa Monica, CA 90404
Phone: (310) 453-9400   Fax: (310) 453-1187

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2005

ISA INTERNATIONALE, INC.

/s/ Bernard L. Brodkorb, Jr.
President and CEO